SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Earliest Event Reported
September 11, 2008
Environmental Tectonics Corporation
(Exact name of registrant as specified in its charter)
Pennsylvania
(State or other jurisdiction of incorporation of organization)

1-10655 (Commission File Number)	23-1714256 (IRS Employer Identification Number)

County Line Industrial Park Southampton, Pennsylvania (Address of principal executive offices)	18966 (Zip Code)
Registrant’s telephone number, including area code (215) 355-9100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On September 11, 2008, Environmental Tectonics Corporation (the “Company”) was informed by an affiliate of H. F. Lenfest (“Lenfest”) that Lenfest was withdrawing its proposal to purchase all of the publicly traded shares of the common stock of the Company not already owned by Lenfest. H. F. Lenfest is a member of the Board of Directors of the Company and beneficially owns 48.7% of the Company’s common stock, on a fully diluted basis (assuming the conversion of outstanding convertible notes and convertible preferred stock).
     A copy of the press release announcing the withdrawal of the acquisition proposal is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
     The following exhibit is furnished or filed in accordance with Item 601 of Regulation S-K:
99.1	Press Release dated September 12, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL TECTONICS CORPORATION Registrant
Date: September 12, 2008	By	/s/ Duane D. Deaner
Duane D. Deaner
Chief Financial Officer

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